UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 11, 2005

Commission File No.	Exact name of each Registrant as specified in its charter, state of incorporation, address of principal executive offices, telephone number	I.R.S. Employer Identification Number
1-8180	TECO ENERGY, INC.	59-2052286
(a Florida corporation) TECO Plaza 702 N. Franklin Street Tampa, Florida 33602 (813) 228-1111

1-5007	TAMPA ELECTRIC COMPANY	59-0475140
(a Florida corporation) TECO Plaza 702 N. Franklin Street Tampa, Florida 33602 (813) 228-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01: Entry into a Material Definitive Agreement

On Oct. 11, 2005, TECO Energy, Inc. (TECO Energy) amended its $200 million bank credit facility, entering into an Amended and Restated Credit Agreement with JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Co-Lead Arrangers and Joint Bookrunners, Citigroup Global Markets Inc., as Syndication Agent, Merrill Lynch Bank USA, Morgan Stanley Bank and UBS Loan Finance LLC as Co-Documentation Agents, and the following lenders: JPMorgan Chase Bank, N.A., Citicorp USA, Inc., The Bank of New York, BNP Paribas, Merrill Lynch Bank USA, Morgan Stanley Bank, SunTrust Bank, UBS Loan Finance LLC, HSBC Bank USA, N.A., Regions Bank, Societe Generale and Union Bank of California. The amendment (i) extends the maturity date of the credit facility to Oct. 11, 2010 (subject to extension with the consent of each lender); (ii) allows TECO Energy to borrow funds at an interest rate equal to the federal funds rate, as defined in the agreement plus a margin, as well as a rate equal to either the London interbank deposit rate plus a margin or JPMorgan Chase Bank’s prime rate (or the federal funds rate plus 50 basis points, if higher) plus a margin; (iii) allows TECO Energy to request the lenders to increase their commitments under the credit facility by up to $50 million; and (iv) makes other technical changes. The financial covenants were also amended to increase the permissible consolidated leverage ratio, as defined in the agreement, for various periods after Dec. 30, 2005 and decrease the permissible consolidated leverage ratio for periods ending on or after Jan. 1, 2010. The agreement is filed as Exhibit 4.1 hereto and incorporated herein by reference.

On Oct. 11, 2005, Tampa Electric Company (Tampa Electric) amended its $150 million bank credit facility, entering into an Amended and Restated Credit Agreement with Citibank, N.A., as Administrative Agent, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Co-Lead Arrangers and Joint Bookrunners, JPMorgan Chase Bank, N.A., as Syndication Agent, The Bank of New York, BNP Paribas and SunTrust Bank, as Co-Documentation Agents, and the following lenders: Citibank, N.A., JPMorgan Chase Bank, N.A., The Bank of New York, BNP Paribas, Merrill Lynch Bank USA, Morgan Stanley Bank, SunTrust Bank, UBS Loan Finance LLC, HSBC Bank USA, N.A., Regions Bank, Societe Generale and Union Bank of California. The amendment (i) increases the total commitment under the facility to $325 million; (ii) extends the maturity date of the credit facility to Oct. 11, 2010 (subject to extension with the consent of each lender); (iii) allows Tampa Electric to borrow funds at an interest rate equal to the federal funds rate, as defined in the agreement plus a margin, as well as a rate equal to either the London interbank deposit rate plus a margin or Citibank’s prime rate (or the federal funds rate plus 50 basis points, if higher) plus a margin; (iv) allows Tampa Electric to request the lenders to increase their commitments under the credit facility by up to $50 million; (v) includes a $50 million letter of credit facility; and (vi) makes other technical changes. The financial covenants were also amended to (i) eliminate the requirement that Tampa Electric maintain a specified ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest, as defined in the agreement; and (ii) increase the permissible quarter-end debt to capital, as defined in the agreement, to 65 percent. The agreement is filed as Exhibit 4.2 hereto and incorporated herein by reference.

The lenders, agents and other parties to these two credit agreements, and their affiliates, have in the past provided, and may in the future provide, investment banking, underwriting, lending, commercial banking and other advisory services to the company, its parent and its subsidiaries. The lenders have received, and may in the future receive, customary compensation from the company, its parent and its subsidiaries for such services.

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Item 1.02: Termination of a Material Definitive Agreement

In connection with the amended and restated credit facilities described above, Tampa Electric terminated its existing $125 million 3-Year Revolving Credit Agreement dated as of Nov. 7, 2003, as amended by Amendment No. 1 dated as of Oct. 22, 2004, with Citibank, N.A., as Administrative Agent, Citigroup Global Markets, Inc. and SunTrust Capital Markets Inc., as Co-Lead Arrangers, SunTrust Bank, as Syndication Agent, Morgan Stanley Bank and The Bank of New York, as Co-Documentation Agents, and the lenders from time to time parties thereto. Under this credit agreement, the company could borrow up to $125 million at an interest rate equal to either the London interbank deposit rate plus a margin or Citibank’s prime rate (or the federal funds rate plus 50 basis points, if higher) plus a margin. The terms of the agreement included two financial covenants: (i) for the 12-months ending each quarter-end, the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest, as defined in the agreement, was required to equal or exceed 2.0 times; and (ii) at each quarter-end, debt to capital, as defined in the agreement, could not exceed 60 percent.

Section 2 – Financial Information

Item 2.03: Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

The information in Item 1.01 with respect to the TECO Energy $200 million Amended and Restated Credit Agreement dated as of Oct. 11, 2005 and the Tampa Electric $325 million Amended and Restated Credit Agreement dated as of Oct. 11, 2005 is hereby incorporated by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01: Financial Statements and Exhibits

(c)	Exhibits

4.1	Amended and Restated Credit Agreement dated as of Oct. 11, 2005, among TECO Energy, Inc., as Borrower, TECO Finance, Inc., JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders and LC Issuing Banks party thereto.

4.2	Amended and Restated Credit Agreement dated as of Oct. 11, 2005, among Tampa Electric Company, as Borrower, Citibank, N.A., as Administrative Agent, and the Lenders and LC Issuing Banks party thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2005	TECO ENERGY, INC.
(Registrant)

/s/ S. W. CALLAHAN
S. W. CALLAHAN
Vice President – Treasury and Risk Management (Treasurer)

Date: October 11, 2005	TAMPA ELECTRIC COMPANY
(Registrant)

/s/ S. W. CALLAHAN
S. W. CALLAHAN
Treasurer and Assistant Secretary

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EXHIBIT INDEX

Exhibit No.	Description of Exhibits
4.1	Amended and Restated Credit Agreement dated as of Oct. 11, 2005, among TECO Energy, Inc., as Borrower, TECO Finance, Inc., JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders and LC Issuing Banks party thereto.

4.2	Amended and Restated Credit Agreement dated as of Oct. 11, 2005, among Tampa Electric Company, as Borrower, Citibank, N.A., as Administrative Agent, and the Lenders and LC Issuing Banks party thereto.

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